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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                January 31, 2001


                           ARGONAUT TECHNOLOGIES, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


          Delaware                               000-31019                               94-3216714
----------------------------                    ------------                         ------------------
(State or other jurisdiction                    (Commission                             (IRS Employer
    of incorporation)                           File Number)                         Identification No.)

                          887 Industrial Road, Suite G
                             San Carlos, California
                                      94070
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (650) 598-1350


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 9. Information Furnished to the SEC

     On January 31, 2001, Argonaut Technologies, Inc. issued a press release announcing the execution of a definitive agreement to acquire Camile Products, LLC, a privately held chemistry software company based in Indianapolis, Indiana. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

            The following exhibits are filed herewith:

            99.1 Press Release, dated January 31, 2001, titled "Argonaut Technologies Inc. Expands Product Offering with the Acquisition of Camile Products, LLC."


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARGONAUT TECHNOLOGIES.


Date:  February 9, 2001                 By: /s/ John Supan
                                           -------------------------------------
                                           John Supan
                                           Vice President, Finance & CFO

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                                  EXHIBIT INDEX


99.1 Press Release, dated January 31, 2001, titled "Argonaut Technologies Inc. Expands Product Offering with the Acquisition of Camile Products, LLC."